SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "Agreement") is made as of April 28, 2010 by and among SATELLITE FUND II, L.P., SATELLITE FUND IV, L.P., SATELLITE FUND V, LLC and THE APOGEE GROUP, LLC (collectively, the "Subordinated Creditor") and UNION BANK, N.A., in its capacity as agent (or any other Person appointed by the holders of the Senior Debt (as hereinafter defined) as successor agent for purposes of the Senior Debt Documents and this Agreement, the "Agent") for itself and the other lenders party to the Loan Agreement described below (the Agent and such lenders each and collectively referred to as a "Senior Creditor").

INTRODUCTION

A.           AeroCentury Corp, a Delaware corporation (the "Borrower"), Union Bank, N.A., as Agent, and Union Bank, N.A., as a Lender together with any other Lender thereunder from time to time have entered into a Loan and Security Agreement dated as of even date herewith (as  amended, supplemented or otherwise modified from time to time as permitted by Section 3 hereof, the "Loan Agreement") pursuant to which, among other things, the Senior Creditors have, subject to the terms and conditions set forth in the Loan Agreement, agreed to make certain loans and financial accommodations to the Borrower.

B.           The Borrower and the Subordinated Creditor have entered into a Securities Purchase Agreement dated as of April 17, 2007, as amended by that certain Letter Agreement  dated as of June 18, 2008 and by that certain Second Amendment to Securities Purchase Agreement dated as of July 21, 2008 (as amended, supplemented or otherwise modified from time to time, as permitted by Section 2.6 hereof, the "Securities Purchase Agreement") pursuant to which the Subordinated Creditor extended or will in the future extend credit to the Borrower as evidenced by the Borrower's 16% Senior Subordinated Notes due December 31, 2011 in the aggregate principal amount of up to $14,000,000 (as amended, supplemented or otherwise modified from time to time as permitted by Section 2.6 hereof, together with any notes issued in exchange therefor or replacement thereof or issued in lieu of the payment in cash of, or as evidence of the capitalization of, interest thereon, the "Subordinated Notes").

C.           As an inducement to and as one of the conditions precedent to the agreement of the Agent and the Senior Creditors to enter into the Loan Agreement and to extend credit to Borrower under the Loan Agreement, the Senior Creditors have required the execution and delivery of this Agreement by the Subordinated Creditor and the Obligors.

NOW THEREFORE, in order to induce the Senior Creditors to consent to the transactions contemplated by the Securities Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Definitions.  As used in this Agreement, the following terms have the following meanings set forth below, and any capitalized terms that are used but not defined herein shall have the meanings given them in the Loan Agreement:

Bankruptcy Code shall mean Title 11 of the United States Code (11 U.S.C. §101 et seq.), as now or hereinafter in effect and any successor statute and all rules and regulations promulgated thereunder.

Business Day shall mean any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

Collection Action shall mean, with respect to the Subordinated Debt (a) to sue for, take or receive from or on behalf of any Obligor, by set-off or in any other manner, the whole or any part of any obligations which may now or hereafter be owing by any Obligor with respect to the Subordinated Debt, (b) to initiate or participate with others in any suit, action or proceeding (including, without limitation, any Proceeding) against any Obligor to (i) enforce payment of or to collect the whole or any part of the Subordinated Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to enforcement of any payment due and owing under the Subordinated Debt Documents, (c) to accelerate any Subordinated Debt, (d) to exercise any put option or to cause any of the Obligors to honor any redemption or mandatory prepayment obligation under any Subordinated Debt Document or (e) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any Obligor.

Maximum Amount means $75,000,000.00, which amount may be increased to up to $110,000,000.00 as provided for under Sections 2.17 of the Loan Agreement and which amount may be decreased from time to time pursuant to Section 2.8 of the Loan Agreement.

Obligors shall mean, collectively, the Borrower and any Person that shall hereafter become a guarantor or obligor in respect of the Senior Debt Documents or the Subordinated Debt Documents; and "Obligor" means any one of such Persons.

Paid in Full or Payment in Full shall mean the irrevocable and indefeasible payment in full in cash of the Senior Debt (other than contingent obligations regarding indemnification or expense reimbursement as to which no claim has been asserted) and the termination of the lending commitments or the other obligations to advance funds or otherwise make financial accommodations under the Senior Debt Documents.

Permitted Subordinated Debt Payments shall mean (a) regularly scheduled cash payments of principal and interest due and payable on a non-accelerated basis in accordance with the terms of the Subordinated Debt Documents, including payment on the Final Maturity Date, (b) prepayments of principal and interest, and any Applicable Premium or Make-Whole Amount due in respect thereof, in connection with a (i) a Qualifying Equity Event or (ii) Change of Control, but in the case of this clause (ii) only after the Senior Debt is Paid in Full, (c) payment in kind payments of interest and the capitalization of interest on the Subordinated Debt (herein a "Non-Cash Interest Payment"), (d) the Unused Commitment Fee and (e) Subordinated Debt Costs and Expenses. Capitalized terms used herein and not otherwise defined in this Agreement have the meaning ascribed to such terms in the Securities Purchase Agreement as in effect on the date hereof.

Person shall mean any individual or entity, including a trustee, sole proprietorship, partnership, limited partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

Proceeding, shall mean, with respect to any Person, any (a) insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to such Person or its property or creditors in such capacity, (b) proceeding for any liquidation, dissolution or other winding-up of such Person, voluntary or involuntary, whether or not involving insolvency or proceedings under the Bankruptcy Code, whether partial or complete and whether by operation of law or otherwise, (c) assignment for the benefit of creditors of such Person, or (d) other marshalling of the assets of such Person

Reorganization Subordinated Securities shall mean any notes, other debt securities or equity securities of any Person issued in a Proceeding in substitution of all or any portion of the Subordinated Debt, in each case that (a) are subordinated in right of payment, performance or otherwise to the Senior Debt (or any notes or other securities issued in substitution for all or any portion of the Senior Debt) to at least the same extent that the Subordinated Debt is subordinated to the Senior Debt pursuant to the terms of this Agreement, (b) do not have the benefit of any obligation of any Person (whether as issuer, guarantor or otherwise) unless the Senior Debt has at least the same benefit of the obligation of such Person, and (c) do not have any terms, and are not subject to or entitled to the benefit of any agreement or instrument that has terms, that are more burdensome to the issuer of or other obligor on such debt or equity securities than are the terms of (i) any such debt or equity securities issued to the Senior Creditors in connection with such reorganization, as adjusted to reflect the more restrictive nature of the terms and conditions of the Senior Debt as compared to the Subordinated Debt as of the date hereof or (ii) the Subordinated Debt.

Senior Covenant Default shall mean an "Event of Default" under Section 9.1 of the Loan Agreement or any condition or event that, after notice or lapse of time or both, would constitute such an Event of Default (other than a Senior Payment Default) if that condition or event were not cured or removed within any applicable grace or cure period set forth therein.

Senior Debt shall mean all loans, advances, debts, expenses reimbursements, fees, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower to any Senior Creditor of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Loan Agreement or in connection with any of the other Senior Debt Documents (including an Interest Rate Protection Agreement entered into in connection with the Loan Agreement), and all covenants and duties regarding such amounts.  This term includes all principal, interest (including interest which accrues after the commencement of any Proceeding), fees, Charges, expenses, reasonable attorneys' fees and any other sum chargeable to Borrower under the Loan Agreement or any of the other Senior Debt Documents, and all principal and interest due in respect of the Loans; provided, that in no event shall the aggregate principal amount of the Senior Debt subject to the terms of this Agreement exceed the Maximum Amount.

Senior Debt Documents shall mean the Loan Agreement and all notes and other debt instruments issued thereunder or in connection therewith and all security agreements, guaranties, pledge agreements, mortgages, deeds of trust and other agreements, documents and instruments now or at any time hereafter entered into or delivered by any Obligor or other Person in connection with, or evidencing any replacement, substitution, refunding, renewal or refinancing of or for all or any part of, the Senior Debt, in each case as amended, restated, supplemented or otherwise modified and in effect from time to time, to the extent permitted pursuant to the terms hereof, but expressly excluding agreements related to equity investments in an Obligor, if any.

Senior Default shall mean any Senior Payment Default or Senior Covenant Default.

Senior Default Notice shall mean a written notice from the Agent to the Borrower and the Subordinated Creditor pursuant to which the Borrower and the Subordinated Creditor are notified of the occurrence of a Senior Default, which notice includes a reasonable description of such Senior Default and states specifically that such notice is a "Senior Default Notice".

Senior Payment Default shall mean any "Event of Default" under the Senior Debt Documents arising as a result of the failure of the Borrower to pay when due (whether by scheduled maturity, required prepayment, acceleration or otherwise), any principal, interest, fees or expenses (including, without limitation, breakage, gross up or similar fees and expenses) on any Senior Debt.

Subordinated Debt shall mean all of the obligations of the Borrower or any other Obligor to the Subordinated Creditor evidenced by the Subordinated Notes or any of the other Subordinated Debt Documents and all other amounts now or hereafter owed by the Borrower or any other Obligor to the Subordinated Creditor under any of the Subordinated Debt Documents.

Subordinated Debt Costs and Expenses shall mean all costs and expenses of the Subordinated Creditor (including, without limitation legal fees) reimbursable by the Borrower pursuant to the terms of the Subordinated Debt Documents, including, without limitation Section 19 of the Securities Purchase Agreement, as modified in accordance with Section 2.6 of this Agreement.

Subordinated Debt Documents shall mean, collectively, the Subordinated Notes, the Securities Purchase Agreement and any guaranty with respect to the Subordinated Debt all as the same may be amended, restated, modified or supplemented from time to time in each case in accordance with the provisions of Section 2.6 hereof, but expressly excluding agreements related to equity investments in an Obligor, if any.

Subordinated Default shall mean a default in the payment of the Subordinated Debt or in the performance of any term, covenant or condition contained in any Subordinated Debt Document or any other occurrence, in each case, permitting the Subordinated Creditor to accelerate the payment of, put or cause the redemption of all or any portion of the Subordinated Debt or any Subordinated Debt Documents.

Subordinated Default Notice shall mean a written notice from the Subordinated Creditor to the Agent pursuant to which the Agent is notified of the occurrence of a Subordinated Default, which notice incorporates a reasonably detailed description of such Subordinated Default and states specifically that such notice is a "Subordinated Default Notice".

2. Subordination.

2.1 Subordination of Subordinated Debt to Senior Debt.  The Subordinated Creditor by its acceptance of the Subordinated Notes (whether upon original issue or upon transfer or assignment thereof) covenants and agrees, that, notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, the payment of any and all of the Subordinated Debt shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior Payment in Full of the Senior Debt. Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Agreement.

2.2 Proceedings.

(a) Payments. In the event of any Proceeding involving the Borrower, (i) all Senior Debt shall first be Paid in Full before any payment or any distribution, whether in cash, property or securities, of the Subordinated Debt shall be made (other than a distribution of Reorganization Subordinated Securities); (ii) any payment or distribution, whether in cash, property or securities which, but for the terms hereof, otherwise would be payable or deliverable on the Subordinated Debt (other than a distribution of Reorganization Subordinated Securities), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness or other obligation of the Borrower being subordinated to the payment of the Subordinated Debt, shall be paid or delivered directly to the Agent (to be held and/or applied by the Agent in accordance with the terms of the Loan Agreement) until all Senior Debt is Paid in Full, and the Subordinated Creditor irrevocably (x) authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and other Persons having authority to effect all such payments and distributions to the Agent (y) authorizes and empowers the Agent to demand, sue for, collect and receive every such payment or distribution; and (iii) the Subordinated Creditor agrees to execute and deliver to the Agent or its representative all such further instruments reasonably confirming the authorization referred to in the foregoing clause (ii).

(b) Voting and Other Matters. At any meeting of creditors or in the event of any Proceeding involving the Borrower, the Subordinated Creditor shall retain the right to vote, file a proof of claim and otherwise act with respect to the Subordinated Debt (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), provided that the Subordinated Creditor shall not initiate, prosecute or participate in, or encourage any other Person to initiate or prosecute or participate in, any claim or action in such Proceeding challenging the enforceability, validity, perfection or priority of the Senior Debt, this Agreement, or any liens and security interests securing the Senior Debt. In the event the Subordinated Creditor fails to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt in connection with any such Proceeding prior to 5 days before the expiration of the time to file any such proof, the Subordinated Creditor hereby irrevocably authorizes, empowers and appoints the Agent its agent and attorney-in-fact to execute, verify, deliver and file (but not vote) such proofs of claim in any such Proceeding; provided the Agent shall have no obligation to exercise any such authority with respect to the Subordinated Creditor's claim.

(c) Reinstatement. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Creditors and the Subordinated Creditor even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided or disallowed in connection with any such Proceeding (whether as a result of any demand, settlement, litigation or otherwise). This Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned (whether as a result of any demand, settlement, litigation or otherwise) by any holder of Senior Debt or any representative of such holder.

(d) Collateral. Without limiting the generality of Section 2.5, to the extent that the Subordinated Creditor has or acquires any liens or other rights with respect to any collateral or other assets or properties of any Obligor, the Subordinated Creditor shall not assert such rights in any Proceeding without the prior written consent of the Agent on behalf of the Senior Creditors and shall promptly release any such lien or other rights as directed by the Agent in connection with any foreclosure or other realization upon such collateral or other assets or properties by the Agent.

2.3 Payment Upon Senior Default.

(a) Commencement of Payment Blockage.

(i) Notwithstanding the terms of the Subordinated Debt Documents and in addition to any other limitations set forth herein or therein, the Subordinated Creditor hereby agrees that, other than Permitted Subordinated Debt Payments, it will not receive, accept or retain, any payment or distribution (whether made in cash, securities or other property) on account of, or any redemption, purchase or acquisition of, the Subordinated Debt (by set off, recoupment or otherwise) until the Senior Debt is Paid in Full.

(ii) Subject to Section 2.3(b), the Subordinated Creditor further agrees that no Permitted Subordinated Debt Payment (other than any Non-Cash Interest Payment and, in the case of clause (B) below, Subordinated Debt Costs and Expenses to the extent such Subordinated Costs and Expenses do not in the aggregate during the time period this Agreement is in effect exceed $100,000) may be made by any Obligor or received, accepted or retained by the Subordinated Creditor if, at the time of such payment:

(A)           a Senior Payment Default exists and such Senior Payment Default shall not have been cured or waived in accordance with the terms of the Senior Debt Documents; or

(B)           the Borrower and the Subordinated Creditor shall have received a Senior Default Notice from the Agent stating that a Senior Covenant Default exists.

(b) Termination of Payment Blockage.  The payment blockage of Permitted Subordinated Debt Payments shall terminate:

(i) in the case of a Senior Payment Default referred to in Section 2.3(a)(ii), upon a cure, waiver or forbearance thereof; or

(ii) in the case of a Senior Covenant Default referred to in Section 2.3(a)(ii)(B), upon the earlier to occur of (A) the cure or waiver of all Senior Covenant Defaults referenced in the applicable Senior Default Notice in accordance with the terms of the Senior Debt Documents, (B) the expiration of a period of 179 days from the date such Senior Default Notice was received by the Subordinated Creditor so long as no Senior Payment Default has occurred and is continuing or (C) the date on which such Senior Default Notice is rescinded by the Agent.

No Senior Default shall be deemed to have been waived for purposes of this Section 2.3(b) unless and until the Borrower shall have received a written waiver from the Agent.

(c) Limitation on Payment Blockages.   Notwithstanding any provision of this Section 2.3 to the contrary:

(i) the Borrower shall not be prohibited from making, and the Subordinated Creditor shall not be prohibited from receiving, payments under Section 2.3(a)(ii) on more than an aggregate of 179 days within any period of 365 consecutive days;

(ii) no Senior Covenant Default existing on the date a Senior Default Notice is given pursuant to Section 2.3 shall be used as a basis for any subsequent Senior Default Notice unless such initial default has been cured or waived for a period of at least 90 consecutive days after the date of such Senior Default Notice (for purposes of this paragraph, breaches of the same financial covenant for consecutive periods shall constitute separate and distinct Senior Covenant Defaults);

(iii) not more than three (3) Senior Default Notices blocking payments pursuant to Section 2.3(a)(ii) may be given by the Agent to the Subordinated Creditor during the term of this Agreement; and

(iv) with respect to every period of 365 consecutive days commencing at any time hereafter, during any portion or portions of which payments in respect of the Subordinated Debt shall be prohibited in accordance with the terms of Section 2.3(a)(ii) hereof, there shall be a period of at least 186 consecutive days comprised within such period of 365 consecutive days during which such payments shall not (subject to Section 2.3(a)(ii) hereof) be prohibited pursuant to Section 2.3(b).

(d) Non-Applicability to Proceeding. The provisions of this Section 2.3 shall not apply to any payment or distribution with respect to which Section 2.2 would be applicable.

(e) Subordinated Default. The failure of any Obligor to make any payment with respect to the Subordinated Debt by reason of the operation of this Section 2.3 shall not be construed as preventing the occurrence of a Subordinated Default. Immediately upon the expiration of any period under this Section 2.3 during which payment on account of the Subordinated Debt shall not be made, the Obligors may resume making, and the Subordinated Creditor may receive and retain, any and all Permitted Subordinated Debt Payments on account of the Subordinated Debt (including any Permitted Subordinated Debt Payments missed during such period), which payment (if so made in full) shall be deemed to have cured, and the Subordinated Creditor shall be deemed to have waived, any default which may arise on account of any such missed payment.

2.4 Restriction on Action by Subordinated Creditor. Until the Senior Debt is Paid in Full, the Subordinated Creditor shall not, without the prior written consent of the Agent, take any Collection Action with respect to the Subordinated Debt, except as permitted in the following sentence or Section 2.2 hereof. Upon the earliest to occur of:

(a) Payment in Full of the Senior Debt;

(b) the passage of 90 days from the earliest to occur of (i) the delivery of a Subordinated Default Notice to the Agent of any Subordinated Default and (ii) the date any payment default under the Subordinated Debt shall have been blocked pursuant to Section 2.3(a), in each case so long as such Subordinated Default shall not have been cured or waived within such period; or

(c) the acceleration of the Senior Debt; or

(d) the occurrence of any Proceeding with respect to the Borrower or its property or assets, or

(e) the commencement by the Agent or any holder of the Senior Debt of any foreclosure proceeding against any Obligor to realize upon a material portion of the collateral securing the Senior Debt,

the Subordinated Creditor may (in the case of clauses (b), (c) and (e), upon five (5) Business Days prior written notice to the Agent which written notice may be given during the period prior to the expiration of the remedy block provided herein), accelerate the Subordinated Debt or take any other Collection Action; provided, however, that (i) if following the acceleration of the Senior Debt as described in clause (c) above, such acceleration is rescinded, then all Collection Actions taken by the Subordinated Creditor shall likewise be rescinded if such Collection Action is based solely on clause (c) above, and (ii) any proceeds of any Collection Action obtained by the Subordinated Creditor (other than proceeds which would otherwise have represented a Permitted Subordinated Debt Payment or Subordinated Debt Costs and Expenses) shall in any event be held in trust by the Subordinated Creditor for the benefit of the Agent and the Senior Creditors and promptly paid or delivered to the Agent for the benefit of the Senior Creditors in the form received until all Senior Debt is Paid in Full; provided further, however, that for so long as the Senior Creditor is taking commercially reasonable steps to enforce any Collection Action, the Subordinated Creditor will not take any Collection Action in respect of the Collateral, including, if the Subordinated Creditor has or acquires any liens or other rights with respect to Collateral or other assets or properties of any Obligor, the Subordinated Creditor agrees it will not assert any of such rights. Notwithstanding the foregoing, the Subordinated Creditor may (i) vote, file proofs of claim and otherwise act with respect to the Subordinated Debt in any Proceeding involving the Borrower or its property or assets to the extent not prohibited by Section 2.2, (ii) file lawsuits to protect the running of any applicable statute of limitations or other similar restrictions on claims and (iii) seek specific performance or other injunctive relief to compel any Obligor to comply with non-payment obligations under the Subordinated Debt Documents.

2.5 No Liens. The Subordinated Creditor shall not seek to obtain, and shall not take, accept, obtain or have, any lien or security interest in any collateral or other assets or properties of any Obligor as security for all or any part of the Subordinated Debt other than judgment liens obtained in connection with a Collection Action permitted hereby and, in the event that the Subordinated Creditor obtains any liens or security interests in any collateral or other assets or properties of any Obligor not otherwise permitted hereby, the Subordinated Creditor shall (or shall cause its agent to) promptly execute and deliver to the Agent such documents, agreements, instruments, and take such other actions as the Agent shall request, to release such liens and security interests in such collateral or other assets or properties of any Obligor.

2.6 Amendment of Subordinated Debt Documents.  Until the Senior Debt is Paid in Full, and notwithstanding anything contained in the Subordinated Debt Documents, the Loan Agreement or any of the other Senior Debt Documents to the contrary, the Subordinated Creditor shall not, without the prior written consent of the Agent, agree to any amendment, modification or supplement to the Subordinated Debt Documents the effect of which is to (a) increase the maximum principal amount of the Subordinated Debt to a principal amount in excess of $14,000,000 (other than as the result of the capitalization of interest or the issuance of payment-in-kind notes), (b) increase the rate of interest on any of the Subordinated Debt (except in connection with (i) the imposition of a default rate of interest in accordance with the terms of the Subordinated Debt Documents and (ii) a rate increase to the extent such increase is not payable in cash prior to the Payment in Full of the Senior Debt), (c) change any date upon which regularly scheduled payments of principal or interest on the Subordinated Debt are due to an earlier date, (d) add or make more restrictive any event of default or any covenant with respect to the Subordinated Debt or make any change to any event of default or any covenant which would have the effect of making such event of default or covenant more restrictive (other than any modification or addition to conform to changes made with respect to a corresponding provision of the Senior Debt Documents so long as the applicable cushion or differential that exists between such provision of the Senior Debt Documents and the corresponding provision of the Subordinated Debt Documents immediately prior to the applicable modification is maintained), (e) take any liens or security interests in property or assets of the Obligors or any other property or assets securing the Senior Debt, (f) change any redemption or prepayment provisions of the Subordinated Debt, or (g) alter the subordination provisions with respect to the Subordinated Debt, including, without limitation, subordinating the Subordinated Debt to any other indebtedness. Notwithstanding the foregoing, the consent of the Agent shall not be required to waive any Subordinated Default or to amend, modify or supplement the Subordinated Debt Documents in a manner which is less restrictive than as the Subordinated Debt Documents are currently in effect.

2.7 Incorrect Payments.  If any payment or distribution on account of the Subordinated Debt not permitted to be made by the Borrower or any other Obligor or to be received by the Subordinated Creditor under this Agreement is received by the Subordinated Creditor before all Senior Debt is Paid in Full, such payment or distribution shall be held in trust by the Subordinated Creditor for the benefit of all holders of Senior Debt and shall be promptly paid over to the Agent, or its designated representative, for application (in accordance with the Senior Debt Documents) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is Paid in Full.

2.8 Transfer.  The Subordinated Creditor shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Agent an agreement pursuant to which such transferee agrees to be bound by this Agreement as a Subordinated Creditor and acknowledges the continued effectiveness of all of the rights of the Agent and holders of the Senior Debt arising under this Agreement with respect to such Subordinated Debt. Notwithstanding the failure to execute or deliver any such agreement substantially identical to this Agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt, and the terms of this Agreement shall be binding upon the successors, assigns and transferees of the Subordinated Creditor.

2.9 Legends. Until the Senior Debt is Paid in Full, the Subordinated Notes and any other Subordinated Debt Document at all times shall contain in a conspicuous manner the following legend:

"THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF [______________, 2010] AMONG SATELLITE FUND II, L.P., SATELLITE FUND IV, L.P., SATELLITE FUND V, LLC AND THE APOGEE GROUP, LLC AND UNION BANK, N.A. (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE "AGENT"), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY AEROCENTURY CORP. (THE "COMPANY") PURSUANT TO THAT CERTAIN LOAN AND SECURITY AGREEMENT (THE "LOAN AGREEMENT") DATED AS OF [______________, 2010] AMONG THE COMPANY, UNION BANK, N.A., AS A LENDER, TOGETHER WITH THE OTHER LENDERS FROM TIME TO TIME PARTY THERETO, AND UNION BANK, N.A., AS AGENT, AND THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE LOAN AGREEMENT) AS SUCH LOAN AGREEMENT AND OTHER LOAN DOCUMENTS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS THEREUNDER AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT."

3. Modifications to Senior Debt. The Senior Creditors may at any time without the consent of or notice to the Subordinated Creditor, without incurring liability to the Subordinated Creditor and without impairing or releasing the obligations of the Subordinated Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Debt; provided, that, notwithstanding anything to the contrary set forth above, the Subordinated Creditor does not consent to, and the Senior Creditors and the Obligors may not, change, amend, supplement or otherwise modify the terms of the Senior Debt Documents, or agree to any of the foregoing, or refund or refinance the same, without the prior consent of the "Required Holders" (as such term is defined in the Securities Purchase Agreement), if the effect of such amendment, supplement or modification or such refunding or such refinancing is to (a) increase the principal amount of the Senior Debt (except as permitted by the definition of Senior Debt herein), (b) increase any applicable interest rate or interest rate margin with respect to the Senior Debt by more than 2.00% per annum, except in connection with (i) the imposition of a default rate of interest in accordance with the terms of the Senior Debt Documents or (ii) any increase in interest rates applicable to the Senior Debt as a result of a fluctuation in any index rate used in the calculation of such interest rate in accordance with the terms of the Senior Debt Documents, (c) extend the final scheduled maturity of the Senior Debt beyond April 28, 2012, (d) amend or add any provision which directly limits the ability of the Obligors to pay or prepay the Subordinated Debt or restricts the Obligors from making amendments or modifications to the Subordinated Debt Documents in a way that is more restrictive than such restrictions as are in effect in this Agreement and the Senior Debt Documents on the date hereof, or (e) shorten the amortization period or reduce any required amortization of any portion of the Senior Debt, if applicable (provided that the foregoing shall not preclude acceleration of the Senior Debt upon any Senior Default).  The Agent shall use reasonable efforts to promptly notify the Subordinated Creditor in writing if it decides to exercise any of its rights and remedies with respect to any collateral securing the Senior Debt, or any part thereof; provided that any failure to give any such notice shall not otherwise affect the subordination provisions or other obligations of the Subordinated Creditor or the Borrower or other Obligors hereunder; provided further that any such notice shall in no event constitute a Senior Default Notice unless such notice complies in all respects with the requirements set forth in the definition of "Senior Default Notice" herein and provided further that any failure to deliver any such notices shall not otherwise affect the subordination provisions or other obligations of the Senior Creditors or the Borrower or other Obligors hereunder. It is understood and agreed that nothing in this Section 3 shall be construed to be a waiver by the Subordinated Creditor of any of the covenants or agreements of any Obligor set forth in the Subordinated Debt Documents.

4. Continued Effectiveness of this Agreement. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of the Subordinated Creditor, the Obligors, the Agent and any holders of the Senior Debt arising hereunder shall not be affected, modified or impaired in any manner or to any extent by the validity or enforceability of any of the Senior Debt Documents or the Subordinated Debt Documents, any amendment or modification of or any supplement to any of the Subordinated Debt Documents or (to the extent not prohibited by Section 3) any of the Senior Debt Documents or any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any of the Senior Debt Documents or the Subordinated Debt or any of the Subordinated Debt Documents. The Subordinated Creditor and each other holder of Subordinated Debt hereby acknowledges that the provisions of this Agreement are intended to be enforceable at all times, whether before the commencement of, after the commencement of, in connection with or premised on the occurrence of a Proceeding.

5. No Contest by Subordinated Creditor. The Subordinated Creditor agrees that it will not at any time (i) contest the validity, extent, perfection, priority or enforceability of the Senior Debt, the Senior Debt Documents, or the liens and security interests of the Agent and any holders of the Senior Debt in any collateral or other assets or properties of any Obligor securing the Senior Debt; (ii) file any appeal or take any other action claiming that the payment of the Senior Debt consistent with this Agreement was improperly paid; (iii) object to repayment of the Senior Debt as part of a plan of reorganization so long as such repayment is consistent with this Agreement (provided that the foregoing shall not preclude the Subordinated Creditor from voting on any plan of reorganization and making any filings and motions with respect to the Subordinated Debt that are, in each case, in accordance with the terms of this Agreement); or (iv) otherwise question the payment of the Senior Debt or any collateral realization actions under the Senior Debt Documents consistent with this Agreement.

6. Representations and Warranties.

6.1 Representations and Warranties of Subordinated Creditor. The Subordinated Creditor hereby represents and warrants, severally and not jointly, to the Agent and the other Senior Creditors as follows:

(a) The Subordinated Creditor is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b) The Subordinated Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action and are not prohibited by its organizational documents.

(c) This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of the Subordinated Creditor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

(d) No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on the Subordinated Creditor or affecting the property of the Subordinated Creditor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement by the Subordinated Creditor.

The execution, delivery and carrying out of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligations to create, any lien or security interest in the property of the Subordinated Creditor pursuant to the terms of any such mortgage, indenture, contract or agreement. No pending or, to the best of the Subordinated Creditor's knowledge, threatened, litigation, arbitration or other proceedings if adversely determined would prevent the performance of the terms of this Agreement by the Subordinated Creditor.

(e) The Subordinated Creditors are the owners of the Subordinated Notes specified under its name on Schedule I to the Securities Purchase Agreement.

6.2 Representations and Warranties of Agent.  Agent hereby represents and warrants to the Subordinated Creditor as follows:

(a) Agent is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b) Agent has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action and are not prohibited by its organizational documents.

(c) This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of the Agent and the Senior Creditors enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

(d) No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Senior Creditors or affecting the property of such Senior Creditor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement by the Senior Creditors. The execution, delivery and carrying out of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligations to create, any lien or security interest in the property of such Senior Creditor pursuant to the terms of any such mortgage, indenture, contract or agreement. No pending or, to the best of such Senior Creditor's knowledge, threatened, litigation, arbitration or other proceedings if adversely determined would prevent the performance of the terms of this Agreement by such Senior Creditor.

(e) The Senior Creditors are the owners of the Senior Debt.

7. Notice of Subordinated Default. The Subordinated Creditor and the Borrower shall provide the Agent with a notice of the occurrence of each Subordinated Default, and shall notify the Agent in the event such Subordinated Default is cured or waived; provided that any such notice shall in no event constitute a Subordinated Default Notice unless such notice complies in all respects with the requirements set forth in the definition of "Subordinated Default Notice" herein and provided further that any failure to deliver any such notices shall not otherwise affect the subordination provisions or other obligations of the Subordinated Creditor or the Borrower or other Obligors hereunder.

8. Cumulative Rights, No Waivers.  Each and every right, remedy and power granted to the Agent or any holder of the Senior Debt hereunder shall be cumulative and in addition to any other rights, remedy or power specifically granted herein or in the Senior Debt Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by the Agent or any holder of Senior Debt, from time to time, concurrently or independently and as often and in such order as the Agent or such holder may deem expedient. Any failure or delay on the part of the Agent or holder of Senior Debt in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the rights of the Agent or such holder thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of the rights of the Agent or such holder hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

9. Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any of the Obligors or the Subordinated Creditor therefrom, shall not be effective in any event unless the same is in writing and signed by the Agent and a majority of the holders of the Subordinated Debt, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice or demand given to any of the Obligors or the Subordinated Creditor by the Agent or any holder of Senior Debt in any circumstances not specifically required by the Agent or such holder hereunder shall not entitle the Obligors or the Subordinated Creditor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

10. Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given three (3) days after deposit in the mail, first class mail, postage prepaid, or one (1) day after being entrusted to a reputable commercial overnight delivery service, or when sent out by facsimile transmission addressed to the party to which such notice is directed at its address determined as provided in this Section 10.  All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

(a)	if to Subordinated Creditor:
c/o Satellite Asset Management, L.P. 623 Fifth Avenue, 19th Floor New York, New York 10022 Attention: Beau Lescott Telecopy: 212-209-2020
with a copy to:
Bingham McCutchen LLP One State Street Hartford, CT 06103 Attention: F. Mark Fucci Telecopy: 860-240-2567
(b)	If to the Agent:
Union Bank, N.A. Northern California Commercial Banking Division 350 California Street San Francisco, CA 94104 Attn: San Francisco Commercial Banking Telecopy: 415-705-7111
with a copy to:
Sheppard Mullin Richter & Hampton LLP Four Embarcadero Center, 17th Floor San Francisco, CA 94111-4106 Attn: Juliette M. Ebert, Esq. Telecopy: 415-434-3947
(c)	If to the Borrower and the other Obligors, to the Borrower at:
AeroCentury Corp. 1440 Chapin Avenue Suite 310 Burlingame, CA 94010 Attention: Toni M. Perazzo Telecopy: (650) 696-3929
with a copy to:
Morrison & Foerster, LLP W. Fifth St., Suite 3500 Los Angeles, California 90013 Attention: Kathy Johnstone Telecopy: (213) 892-5454
or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 10. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

11. Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.  In the event of a dispute between any of the parties hereto over the meaning of this Agreement, all parties shall be deemed to have been the drafter hereof, and any Applicable Law that states that contracts are construed against the drafter shall not apply.

12. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Agent and holders of the Senior Debt and shall be binding upon the successors and assigns of the Subordinated Creditor and the Borrower and the other Obligors. The terms "Agent" and "Senior Creditors" in this Agreement include transferees and participants of the Senior Debt and successors and assigns of the Agent, each of which shall have all rights and benefits of the Agent or Senior Creditors (as the case may be) hereunder; provided however that any appointment of a successor Agent shall, for purposes of this Agreement, not be effective until such time as the Subordinated Creditor has received written notice of such appointment.

13. Counterparts. This Agreement may be executed in one or more counterpart originals, which, taken together, shall constitute one fully-executed instrument. Any signature delivered by a party by facsimile transmission or electronic means shall be deemed to be an original signature hereto.

14. Defines Rights of Creditors; Obligors' Obligations Unconditional.  The provisions of this Agreement are solely for the purpose of defining the relative rights of the Agent and holders of Senior Debt, on the one hand, and the Subordinated Creditor, on the other hand and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, the Borrower or any other Obligor. As between the Borrower and the other Obligors, on the one hand, and the Subordinated Creditor, on the other hand, nothing contained herein shall impair the unconditional and absolute obligation of the Borrower and the other Obligors to the Subordinated Creditor to pay the Subordinated Debt as such Subordinated Debt shall become due and payable in accordance with the Subordinated Debt Documents.  It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by any Senior Creditor to continue financing arrangements with the Borrower and that the Senior Creditors may terminate such arrangements at any time, in accordance with the Loan Agreement.  In the event of any financing of the Borrower by Senior Creditors during any bankruptcy, arrangement, or reorganization of the Borrower, this Agreement shall continue in full force and effect.

15. Subrogation.  After the Payment in Full of the Senior Debt, and prior to repayment in full of the Subordinated Debt, the Subordinated Creditor shall be subrogated to the rights of the Senior Creditors to the extent that distributions otherwise payable to the Subordinated Creditor has been applied to the Senior Debt in accordance with the provisions of this Agreement. For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which the Subordinated Creditor would be entitled except for the provisions of this Agreement, and no payments pursuant to the provisions of this Agreement to the holders of Senior Debt by the Subordinated Creditor, shall, as among the Obligors, their creditors (other than the Senior Creditors and the Subordinated Creditor), and the Subordinated Creditor be deemed to be a payment or distribution by such Obligor to or on account of the Senior Debt, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Agent and the holders of the Senior Debt, on the other hand.

16. Purchase Option. Notwithstanding anything herein to the contrary, the Subordinated Creditor or its assignees shall at any time while a Senior Default shall be continuing have the option to purchase (the "Purchase Option") all, but not less than all, of the Senior Debt exercisable by giving five (5) Business Days prior written notice to the Agent of the intent of the Subordinated Creditor to exercise such purchase option. Upon receipt of such notice, the Agent shall provide to Subordinated Creditor in writing the aggregate amount of Senior Debt outstanding, including principal (which shall be purchased at par), accrued interest, fees (to the extent permitted hereunder), expenses, LIBOR or fixed funds breakage fees and any other amount owing by any Obligor under the Senior Debt Documents, other than any prepayment fee or premium (collectively, the "Payoff Amount"). The purchase price for the Senior Debt shall equal the Payoff Amount as of the date of the purchase and sale. To the extent more than one Subordinated Creditor elects to exercise the Purchase Option, each Subordinated Creditor will be entitled to purchase its pro rata share of the Senior Debt determined based on the percentage of the principal amount of the Subordinated Debt held by such Subordinated Creditor to the aggregate principal amount of all Subordinated Debt held by all Subordinated Creditors electing to exercise the Purchase Option, but in no event shall the holders of the Senior Debt have any obligation to sell less than all of the Senior Debt to the participating Subordinated Creditor(s). The Payoff Amount shall be payable by wire transfer in federal funds, at such time as all conditions to the purchase other than the payment of the purchase price, including those set forth below, have been satisfied, to such bank account as Agent may designate in writing to the Subordinated Creditor for such purpose on the date of purchase. Interest shall be calculated to but excluding the day on which such purchase and sale shall occur if the amounts are received in the designated bank account prior to but not later than 11:00 a.m. (California time), and interest shall be calculated to and including such day if the amounts are received later than 11:00 a.m. (California time). The sale of the Senior Debt shall occur within thirty (30) days after Agent's receipt of notice exercising the Purchase Option (and the parties hereto shall reasonably cooperate with one another and take all actions reasonably required of them to affect such sale within such period). On the date of such purchase and sale, Agent shall deliver to the purchaser of the Senior Debt all evidence of the Senior Debt, endorsed without recourse to such purchaser, endorsed without recourse in blank or endorsed without recourse in accordance with such purchaser's instruction; and shall transfer and assign to such purchaser all of Senior Creditors' right, title and interest in and to the Senior Debt Documents and the collateral securing the payment and performance of the Senior Debt (including, without limitation, all UCC and mortgage assignments).

17. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

18. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

19. Termination. This Agreement shall terminate upon the Payment in Full of the Senior Debt.

20. GOVERNING LAW; VENUE

.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.  SUBORDINATED CREDITOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN SAN FRANCISCO, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUBORDINATED CREDITOR AND AGENT OR ANY SECURED CREDITOR PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT; PROVIDED, THAT AGENT, EACH SECURED CREDITOR AND SUBORDINATED CREDITOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SAN FRANCISCO, CALIFORNIA; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT OR ANY SECURED CREDITOR FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH AGENT OR SECURED CREDITOR. SUBORDINATED CREDITOR EXPRESSLY SUBMITS AND CONSENTS TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SUBORDINATED CREDITOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  SUBORDINATED CREDITOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUBORDINATED CREDITOR AT THE ADDRESS SET FORTH IN SECTION 10 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE BORROWER'S ACTUAL RECEIPT THEREOF.

21. WAIVER OF JURY TRIAL

.  TO THE EXTENT ENFORCEABLE UNDER APPLICABLE LAW, THE SUBORDINATED CREDITOR, THE OBLIGORS AND THE AGENT (FOR ITSELF AND ON BEHALF OF EACH OTHER SENIOR CREDITOR) HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SUBORDINATED CREDITOR, THE OBLIGORS AND THE AGENT (FOR ITSELF AND ON BEHALF OF EACH OTHER SENIOR CREDITOR) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE SUBORDINATED CREDITOR, THE OBLIGORS AND THE AGENT (FOR ITSELF AND ON BEHALF OF EACH OTHER SENIOR CREDITOR) WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

22. Marshalling of Assets.  Subordinated Creditor irrevocably waives any right to compel Union Bank to marshal assets of Borrower, whether such rights arise under California Civil Code Section 3433 or otherwise.

 [Signatures appear on the following page.]

W02-WEST:FJE\402567901.6	--	Subordination and Intercreditor Agreement
AeroCentury

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

SUBORDINATED CREDITOR:
SATELLITE FUND II, L.P. By: Satellite Advisors, L.L.C. Its General Partner By:___________________________ Name: Simon Raykher Title: General Counsel
SATELLITE FUND IV, L.P. By: Satellite Advisors, L.L.C. Its General Partner By:___________________________ Name: Simon Raykher Title: General Counsel
THE APOGEE GROUP, LLC By: Satellite Asset Management, L.P. Its Manager By:___________________________ Name: Simon Raykher Title: General Counsel
SATELLITE FUND V, LLC By: Satellite Asset Management, L.P. Its Manager By:___________________________ Name: Simon Raykher Title: General Counsel

W02-WEST:FJE\402567901.6	-S-1-	Subordination and Intercreditor Agreement
AeroCentury

AGENT UNION BANK, N.A. By: _________________________________ Name: Kevin Sullivan Title: Senior Vice President

W02-WEST:FJE\402567901.6	-S-2-	Subordination and Intercreditor Agreement
AeroCentury

ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned hereby (a) acknowledges receipt of a copy of the foregoing Subordination and Intercreditor Agreement and (b) acknowledges and consents to, and agrees to be bound by, all of the terms and provisions thereof.

OBLIGORS: AEROCENTURY CORP. By: __________________________________ Name: ________________________________ Title: _________________________________